UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

__________________________________

Date of Report (Date of earliest event reported): May 3, 2016

NEUROMETRIX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33351	04-3308180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Winter Street, Waltham, Massachusetts     02451
(Address of principal executive offices)                    (Zip Code)

(781) 890-9989
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the NeuroMetrix, Inc. (the “Corporation”) Annual Meeting of Stockholders held on May 3, 2016 (the “Annual Meeting”), the stockholders of the Corporation approved the Corporation’s Eighth Amended and Restated 2004 Stock Option and Incentive Plan (the “2004 Stock Option and Incentive Plan”) and the Third Amended and Restated 2010 Employee Stock Purchase Plan (the “2010 Employee Stock Purchase Plan”). A description of the terms and conditions of the 2004 Stock Option and Incentive Plan and the 2010 Employee Stock Purchase Plan are set forth in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “Commission”) on March 17, 2016 and are incorporated herein by reference. Such descriptions are qualified entirely by reference to the actual terms of the 2004 Stock Option and Incentive Plan and the 2010 Employee Stock Purchase Plan, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) The Corporation’s Annual Meeting was held on May 3, 2016 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111.

(b) Of the Corporation’s 4,049,807 shares of common stock issued and outstanding and eligible to vote as of the record date of March 8, 2016, a quorum of 3,047,915 shares, or 75.26% of the eligible shares, was present in person or represented by proxy. Each of the matters set forth below is described in detail in the Proxy Statement. The following actions were taken at the Annual Meeting:

1.	Reelection of the following Class III directors of the Corporation, to hold office until the Corporation’s 2019 annual meeting of stockholders and until his or her successor is duly elected and qualified or until his earlier resignation or removal.

	Voted For	Withheld Authority	Broker Non-Votes
David E. Goodman, M.D.	1,364,773	218,905	1,464,237
Nancy E. Katz	1,386,191	197,487	1,464,237

After the meeting, Allen J. Hinkle, M.D. and Timothy R. Surgenor continued to serve as the Corporation’s Class I directors for a term which expires in 2017 and Shai N. Gozani, M.D., Ph.D., and David Van Avermeate continued to serve as the Corporation’s Class II directors for terms which expire in 2018.

2.	Approval of the Eighth Amended and Restated 2004 Stock Option and Incentive Plan, which increases the number of shares of the Corporation’s common stock authorized for issuance thereunder by 500,000 shares. The voting results were 1,110,517 votes for, 467,036 votes against, and 6,125 votes abstaining, with 1,464,237 broker non-votes.

3.	Approval of the Third Amended and Restated 2010 Employees Stock Purchase Plan, which increases the number of shares of the Corporation’s common stock authorized for issuance thereunder by 100,000 shares, subject to further adjustment annually as provided therein. The voting results were 1,275,726 votes for, 304,237 votes against, and 3,715 votes abstaining, with 1,464,237 broker non-votes.

4.	Ratification of the selection of PricewaterhouseCoopers LLP to serve as the Corporation’s independent registered public accounting firm for the year ending December 31, 2016. The voting results were 2,845,232 votes for, 164,571 votes against and 38,112 votes abstaining, with no broker non-votes.

5.	Approval, on an advisory basis, of the compensation of the Corporation’s named executive officers as disclosed in the Proxy Statement. The voting results were 1,159,160 votes for, 409,672 votes against, and 14,845 votes abstaining, with 1,464,238 broker non-votes.

Item 9.01	Exhibits

Exhibit Number	Description
10.1	Eighth Amended and Restated 2004 Stock Option and Incentive Plan (incorporated by reference to Appendix A of the Definitive Proxy Statement of NeuroMetrix, Inc. filed on March 17, 2016)

10.2	Third Amended and Restated 2010 Employee Stock Purchase Plan (incorporated by reference to Appendix B of the Definitive Proxy Statement of NeuroMetrix, Inc. filed on March 17, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Date: May 3, 2016	/s/ THOMAS T. HIGGINS
Thomas T. Higgins
Senior Vice President, Chief Financial Officer
and Treasurer